                                                                   EXHIBIT 10.50

                               [CHASE LETTERHEAD]

                                                               December 13, 2005

OSI Pharmaceuticals, Inc.
58 South Service Road
Suite 110
Melville, NY 11747

Attention   Michael G. Atieh, Executive Vice President &
            Chief Financial Officer
            Stephen R. Grillo, Director, Purchasing & Treasury

      Re:   Commitment Letter

Ladies and Gentlemen

     OSI Pharmaceuticals, Inc. ("you" or the "Borrower" has requested that J.P. Morgan Securities Inc. ("JPMorgan"), agree to structure, arrange and syndicate a senior revolving credit facility in an aggregate amount of $75,000,000 for the Borrower, and that JPMorgan Chase Bank, N.A. "Chase") commit to provide the $75,000,000 senior secured credit facility (the "Facility") and to serve as administrative agent for the Facility. JPMorgan is pleased to advise you that it is willing to act as exclusive arranger for the Facility.

     Furthermore (a) Chase is pleased to advise you of its commitment to provide the entire amount of the Facility, and (b) JPMorgan is pleased to advise you of its agreement to uses commercially reasonable efforts to assemble a syndicate of financial institutions as recommended to JPMorgan and Chase by you and as identified by JPMorgan and Chase in consultation with you, to participate in the Facility, in each case upon the terms and subject to the conditions set forth in this commitment letter (the "Commitment Letter") and in the Term Sheet attached hereto (the "Term Sheet").

     It is agreed that Chase will act as the sole and exclusive administrative agent, and that JPMorgan will act as the sole and exclusive Lead Arranger and Bookrunner (in such capacities, the "Lead Arranger") for the Facility: provided that the commitments of Chase to act as administrative agent and to provide a portion of the Facility may be assumed by an affiliated bank and JPMorgan may assign some or all of its rights and delegate some or all of its responsibilities hereunder to one of its affiliates. You agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheet and the Fee Letter referred to below) will be paid in connection with the Facility unless you and we shall so agree.

     We intend to syndicate the Facility to a group of financial institutions (together with Chase, the financial institutions becoming lenders under the Facility being collectively referred to herein as the "Lenders") which have been recommended to us by you; provided, that we reserve the right to include additional financial institutions identified by us in consultation with you. JPMorgan intends to commence syndication efforts promptly upon the execution of this

Commitment Letter, and you agree actively to assist JPMorgan in completing a syndication satisfactory to it. Such assistance shall include (a) your using commercially reasonable efforts to ensure that the syndication effects benefit materially from your existing banking relationships, (b) direct contact between senior management and advisors of the Borrower and the subsidiaries of the Borrower (including, without limitation, Eyetech Pharmaceuticals, Inc. ("Eyetech")), (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication and (d) the hosting, with JPMorgan, of one or more meetings of prospective Lenders.

     As the Lead Arranger, JPMorgan will manage all aspects of the syndication, including decisions as to the selection of institutions to be approached (after consultation with you) and when they will be approached, when their commitments will be accepted, which institutions will participate (after consultation with you), the allocations of the commitments among the Lenders (as defined below) and the amount and distribution of fees among the Lenders. In acting as the Lead Arranger, JPMorgan will have no responsibility other than to arrange the syndication as set forth herein and shall in no event be subject to any fiduciary or other implied duties. To assist JPMorgan in its syndication efforts, you agree promptly to prepare and provide to JPMorgan and Chase all information with respect to the Borrower and its subsidiaries and the transactions contemplated hereby, including all financial information and projections (the "Projections"), as we may reasonably request in connection with the arrangement and syndication of the Facility. You hereby represent and covenant that (a) all written information other than the Projections that has been or will be made available to Chase or JPMorgan by you or any of your representatives, all information, whether written or oral, presented by you or any of your representatives to Chase or JPMorgan during any bank meeting or presentation, or any information, whether written or oral, provided to Chase or JPMorgan by any executive officer of the Borrower (collectively, the "Information") when taken together with the information contained in the filings of the Borrower and the Borrower's subsidiaries with the Securities and Exchange Commission made prior to the execution of definitive financing documents, is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to Chase or JPMorgan by you, Eyetech or by any of your respective representatives, have been or will be prepared in good faith based upon reasonable assumptions. It is understood that such Projections are not representations and warranties, that the results set forth therein will be achieved, and that actual results may differ and the difference between actual results and those set forth in the Projections may be material. You understand that in arranging and syndicating the Facility we may use and rely on the information and Projections without independent verification thereof.

     As consideration for Chase's commitment hereunder and JPMorgan's agreement to perform the services described herein, you agree to pay to Chase the nonrefundable fees set forth in Addendum J to the Term Sheet and in the Fee Letter dated the date hereof and delivered herewith (the "Fee Letter").

     Chase's commitment hereunder and JPMorgan's agreement to perform the services described herein are subject to (a) there not occurring or becoming known to us any material adverse condition or material adverse change in or affecting the business, operations, property or condition (financial or otherwise) of the Borrower and its subsidiaries and Eyetech and its subsidiaries, taken as a whole, except as disclosed in the Borrower's or Eyetech's unaudited quarterly financial statements for the period ended March 31, 2005, June 30, 2005 and September 30, 2005 or any publicly available press releases or filings with the Securities and Exchange Commission prior to the date hereof, except that fluctuations in the trading prices of the Borrower's stock shall not be deemed to be a material adverse change or condition, (b) our completion of and satisfaction in all respects with a due diligence investigation of the Borrower and the Borrower's subsidiaries, (c) our not becoming aware after the date hereof of any information or other matter affecting the Borrower or any subsidiary of the Borrower, or the transactions contemplated hereby which is inconsistent in a material and adverse manner with any such information or other matter disclosed to us or made publicly available prior to the date hereof, (d) there not having occurred a material disruption of or material adverse change in financial, banking or capital market conditions that, in our reasonable judgment, is reasonably likely to materially impair the syndication of the Facility, (e) our satisfaction that prior to and during the syndication of the Facility there shall be no competing offering, placement or arrangement of any debt securities or bank financing (other than the convertible debt described in Section V(c) of the Term Sheet) by or on behalf of the Borrower or any of the Borrower's affiliates, (f) the negotiation, execution and delivery on or before February 15, 2006 of definitive documentation with respect to the Facility satisfactory to Chase and its counsel, (g) your compliance with the terms of this Commitment Letter and the Fee Letter, and (h) the other conditions set forth or referred to in the Term Sheet. The terms and conditions of Chase's commitment hereunder and of the Facility are not limited to those set forth herein and in the Term Sheet. Those matters that are not covered by the provisions hereof and of the Term Sheet are subject to the approval and agreement of Chase, JPMorgan and the Borrower.

     You agree (a) to indemnify and hold harmless Chase, JPMorgan and their affiliates and their respective officers, directors, employees, advisors, and agents (each, an "indemnified person") from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Facility, the use of the proceeds thereof or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any reasonable legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they are found by final, non-appealable judgment of a court to arise from the willful misconduct or gross negligence of such indemnified person, and (b) to reimburse Chase, JPMorgan and their affiliates after receipt of invoices for all reasonable out-of-pocket expenses (including reasonable due diligence expenses, reasonable field examination fees and expenses, reasonable syndication expenses, reasonable consultant's fees and expenses (if any), travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Facility and any related documentation (including this Commitment Letter, the Term Sheet, the Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. No indemnified person shall be liable for any indirect or consequential damages in connection with its activities related to the Facility. No indemnified person shall be liable for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems or for any special, indirect, consequential or punitive damages to connection with the Facility.

     This Commitment Letter shall not be assignable by you without the prior written consent of Chase and JPMorgan (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you, Chase and JPMorgan. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter, the Term Sheet and the Fee Letter set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York. IF THIS COMMITMENT LETTER, THE TERM SHEET, THE FEE LETTER OR ANY ACT, OMISSION OR EVENT HEREUNDER OR THEREUNDER BECOMES THE SUBJECT OF A DISPUTE, YOU, JPMORGAN AND CHASE EACH HEREBY WAIVE TRIAL BY JURY.

     This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheet or the Fee Letter nor any of their terms or substance shall be disclosed by you or any of your subsidiaries or representatives, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law, including but not limited to federal and state securities laws, and the rules or regulations of any applicable stock exchange (in which case the parties agree to inform the other parties promptly thereof), provided that, the foregoing restrictions shall cease to apply (except in respect of the Fee Letter and its terms and substance) after this Commitment Letter has been accepted by the Borrower. Officers, directors, employees and agents of JPMorgan and Chase and their affiliates shall at all times have the right to share amongst themselves information received from you and your affiliates and your officers, directors, employees and agents solely for purposes of evaluating and documenting the Facility.

     You acknowledge that JPMorgan, Chase and any of their affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise. Neither JPMorgan nor Chase nor any of their affiliates will use confidential information obtained from you by virtue of the transaction contemplated by this letter or their other relationships with you in connection with the performance by JPMorgan or Chase or any of their affiliates of services for other companies, and neither JPMorgan nor Chase nor any of their affiliates will finish any such information to other companies. You also acknowledge that JPMorgan, Chase and their affiliates have no obligation to use in connection with the transactions contemplated by this letter, or to furnish to you confidential information obtained from other companies.

     The compensation, reimbursement, indemnification and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or Chase's commitment hereunder.

     You hereby authorize JPMorgan and Chase, at their respective sole expense, to publish such tombstones and give such other publicity to the Facility as each may from time to time determine with the Borrower's consent which shall not be unreasonably withheld or delayed. The foregoing authorization shall remain in effect unless you notify each of JPMorgan and Chase in writing that such authorization is revoked.

     If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheet and the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter on or before December 16, 2005. Chase's commitment and JPMorgan's agreements herein will expire at such time in the event Chase has not received such executed counterparts in accordance with the immediately preceding sentence. This Commitment Letter and Term Sheet supersede any and all prior versions hereof and thereof.

     Chase and JPMorgan are pleased to have been given the opportunity to assist you in connection with this important financing.

                                        Very truly yours,

                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        J.P. MORGAN SECURITIES, INC.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Accepted and agreed to as of
The date first written above by:

OSI PHARMACEUTICALS, INC.


By: /s/
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                               [CHASE LETTERHEAD]

                                                               February 14, 2006

OSI Pharmaceuticals, Inc.
58 South Service Road
Suite 110
Melville, NY 11747

     Attention: Michael G. Atieh, Executive Vice President & Chief Financial
                Officer Stephan R. Grillo, Director, Purchasing & Treasury

            RE: EXTENSION OF COMMITMENT LETTER

Ladies and Gentlemen:

     Reference is hereby made to the Commitment Letter dated December 13, 2005 (including the attached Term Sheet, the "Commitment Letter") between JPMorgan Securities Inc. ("JPMorgan"), JPMorgan Chase Bank, N.A. ("Chase") and OSI Pharmaceuticals, Inc. (the "Borrower"). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.

     Chase's commitment under the Commitment Letter and JPMorgan's agreement to perform the services provided in the Commitment Letter currently expire on February 15, 2006 unless the parties otherwise agree in writing. Each of JPMorgan, Chase and the Borrower desires to cause such commitment and agreement to be extended as provided herein. Accordingly, each of JPMorgan and Chase hereby agrees that clause (f) of the seventh paragraph of the Commitment Letter is amended and restated to read as follows:

"(f) the negotiation, execution and delivery on or before March 15, 2006 of definitive documentation with respect to the Facility satisfactory to Chase and its counsel".

     Each of JPMorgan, Chase and the Borrower also agree that the Section V.(m) of the Term Sheet is amended and restated to read as follows:

"(m) Minimum Opening Liquidity (as defined below) at Closing of not less than $115,000,000, provided that if the Closing occurs during the period commencing on March 1, 2006 and ending on March 15, 2006, Opening Liquidity shall be not less than $100,000,000."

     Except as explicitly amended hereby, the Commitment Letter remains in full force and effect. Please indicate your agreement with the foregoing by returning to us an executed counterpart of this letter agreement not later than 4:00 p.m. on February 15, 2006.

                                        Very truly yours,

                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPMORGAN SECURITIES INC.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Accepted and agreed to as of
The date first written above by:

OSI PHARMACEUTICALS, INC.


By: /s/
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                               [CHASE LETTERHEAD]

                                                                  March 14, 2006

OSI Pharmaceuticals, Inc.
58 South Service Road
Suite 110
Melville, NY 11747

Attention: Michael G. Atieh, Executive Vice President & Chief Financial Officer
           Stephan R. Grillo, Director, Purchasing & Treasury

           RE: EXTENSION OF COMMITMENT LETTER

Ladies and Gentlemen:

      Reference is hereby made to the Commitment Letter dated December 13, 2005 (including the attached Term Sheet, and as each such document has been amended and extended as of February 14, 2006, (the "Commitment Letter") between JPMorgan Securities Inc. ("JPMorgan"), JPMorgan Chase Bank, N.A. ("Chase") and OSI Pharmaceuticals, Inc. (the "Borrower"). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.

      Chase's commitment under the Commitment Letter and JPMorgan's agreement to perform the services provided in the Commitment Letter currently expire on March 15, 2006 unless the parties otherwise agree in writing. Each of JPMorgan, Chase and the Borrower desires to cause such commitment and agreement to be extended as provided herein. Accordingly, each of JPMorgan and Chase hereby agrees that clause (f) of the seventh paragraph of the Commitment Letter is amended and restated to read as follows:

"(f) the negotiation, execution and delivery on or before March 31, 2006 of definitive documentation with respect to the Facility satisfactory to Chase and its counsel".

      Each of JPMorgan, Chase and the Borrower also agree that the Section V.(m) of the Term Sheet is amended and restated to read as follows:

"(m) Minimum Opening Liquidity (as defined below) at Closing of not less than $100,000,000."

        Except as explicitly amended hereby, the Commitment Letter remains in full force and effect. Please indicate your agreement with the foregoing by returning to us an executed counterpart of this letter agreement not later than March 14, 2006.

                                                 Very truly yours,

                                                 JPMORGAN CHASE BANK, N.A.

                                                 By: /s/
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                 J.P. MORGAN SECURITIES, INC.

                                                 By: /s/
                                                     ---------------------------
                                                     Name:
                                                     Title:
Accepted and agreed to as of
the date first written above by:

OSI PHARMACEUTICALS, INC.

By: /s/
    ---------------------------
    Name:
    Title: